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                                                                   EXHIBIT 10.38

                           BOARD NOMINATION AGREEMENT

         THIS BOARD NOMINATION AGREEMENT dated as of February 28, 2001 (this "Agreement") is made by and among UTI Corporation, a Maryland corporation, (the "Company"), KRG Capital Fund I, L.P., a Delaware limited partnership ("KRG Fund I"), KRG Capital Fund I (PA), L.P., a Delaware limited partnership ("KRG (PA)"), KRG Capital Fund I (FF), L.P., a Delaware limited partnership ("KRG (FF)"), KRG Capital Fund I (GER), a limited partnership formed under the laws of Germany ("KRG (GER)"), and KRG Co-Investment, L.L.C., a Delaware limited liability company ("KRG Co-Investment" and, together with KRG Fund I, KRG (PA), KRG (FF) and KRG (GER), "KRG").

                                    RECITALS

                  WHEREAS, as of the date hereof, KRG beneficially owns the shares of capital stock of the Company set forth on SCHEDULE A hereto;

                  WHEREAS, the shares of capital stock of the Company beneficially owned by KRG is held in the name of KRG/CMS L.P., a Delaware limited partnership, and KRG/CMS L.P. anticipates distributing the shares of capital stock of the Company held by it to its limited partners, including KRG; and

                  WHEREAS, KRG and the Company desire to establish the composition of the board of directors of the Company.

                  NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereby agree as follows:

                                    AGREEMENT

         1.       NOMINATION OF DIRECTORS.

                  (a) BOARD REPRESENTATION. KRG and Company agree that at each annual meeting of the stockholders of the Company, or at any meeting of the stockholders of the Company at which members of the Board of Directors of the Company are to be elected, or whenever members of the Board of Directors are to be elected by written consent, KRG and the Company shall use their best efforts and shall take all necessary action within in their power, so as to effectuate and carry out the following provisions:

                      (i) In connection with the election of members to the Company's Board of Directors, the Company shall, at the request of KRG, include in the slate of directors recommended for election by the Board of Directors to the stockholders of the Company up to four (4) members of the Company's Board of Directors designated by KRG. As of the date hereof, KRG has exercised that right with respect to only two directors, which two directors are Bruce L. Rogers and Mark M. King; and


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                      (ii) The remaining persons to be recommended for election
by the Board of Directors to the stockholders shall be designated by a majority of the Company's Board of Directors.

                  (b) TERMINATION OF DESIGNATION RIGHTS. At such time as KRG beneficially owns less than 25% of the shares of the Company's common stock that it beneficially owns on the date hereof, then KRG shall lose its rights provided in Section 1(a)(i). Notwithstanding anything in this Section 1(b) to the contrary, in the event KRG loses its director nomination right pursuant to
Section 1(a)(i) above KRG shall be entitled to participate in the designation of directors pursuant to Section 1(a)(ii) of this Agreement. For purposes of this
Section 1(b), beneficial ownership shall be determined under the rules of the Securities and Exchange Commission.

                  (c) REPLACEMENT AND REMOVAL OF DIRECTORS. In the event of resignation, death, removal or disqualification of a director nominated in accordance with Section 1(a)(i) and subsequently elected to the Company's board of directors, KRG shall promptly designate a replacement director. Any director nominated in accordance with Section 1(a)(i) may be removed at any time and from time to time, with or without cause (subject to the bylaws of the Company as in effect from time to time and any requirements of law), in KRG's sole discretion. A director designated by a majority vote of the directors may be removed at any time and from time to time, with or without cause (subject to the bylaws of the Company as in effect from time to time and any requirements of law) by a majority vote of the directors and shall be replaced in accordance with the bylaws of the Company.

         2. REPRESENTATIONS AND WARRANTIES. KRG represents and warrants that it has all necessary authority and approvals necessary to enter into this Agreement and that it is not subject to any agreement or arrangement that conflicts with this Agreement. KRG acknowledges that it is a party to that certain Shareholders' Agreement of the Company, dated July 6, 1999, as amended May 31, 2000, and further acknowledges that because such Shareholders' Agreement shall terminate immediately before and conditioned upon the Company's initial public offering, that such Shareholders' Agreement shall not be deemed to conflict with the provisions hereof.

         3. NOTICES. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by a reputable overnight courier service (charges prepaid), mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, or transmitted by facsimile or electronic mail (with request for immediate confirmation of receipt in a manner customary for communications of such type and with physical delivery of the communication being made by one of the other means specified in this Section 3 as promptly as practicable thereafter). Such notices, demands and other communications shall be addressed (i) in the case of a KRG, to its address as is set forth on SCHEDULE A hereto or designated in writing from time to time by KRG and (ii) in the case of the Company, to its principal office at 200 W. 7th Avenue, Collegeville, Pennsylvania 19426 Attn: Chief Executive Officer.

         4. NO RESTRICTIONS ON TRANSFER. This Agreement shall not be deemed to restrict the transfer of shares of capital stock of the Company in market transactions (or pursuant to a

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registration statement filed with the Securities and Exchange Commission) free and clear of the nomination agreement described in Section 1 hereof, subject to the provisions of this Section 4 and to the provisions of Section 5 hereof. The effect of any such transfer shall only be as provided in Sections 1(b) and 6(b) hereof.

         5. SUCCESSORS & ASSIGNS. Except as expressly otherwise provided in this Agreement, this Agreement may not be assigned by a party without the written consent of the parties, and shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors, permitted assigns and legal and personal representatives.

         6. TERM. This Agreement shall terminate upon any of the following:

            (a) unanimous agreement of the parties;

            (b) at such time as KRG's beneficial ownership of the Company's common stock falls below the percentage thresholds set forth in Section 1(b) hereof;

            (c) ten (10) years from the date hereof; or

            (d) May 15, 2001 if the Company's initial public offering shall not have occurred by such date.

         7. ATTORNEYS' FEES. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

         8. FURTHER INSTRUMENTS AND ACTIONS. The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement. The parties further agree to cooperate affirmatively with the Company, to the extent reasonably requested by the Company to enforce the rights and obligations to this Agreement.

         9. AMENDMENT. This Agreement constitutes the entire Agreement among the parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written of the parties. This Agreement may only be amended or altered in any of its provisions with the prior written consent of KRG and the Company. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar) nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

         10. GOVERNING LAW. This Agreement shall be construed and enforced with, and the rights of the parties shall be governed by, the laws of the State of Maryland, without giving effect to conflicts of law principles thereof.

         11. SEVERABILITY. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.


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         12. SPECIFIC PERFORMANCE. The Company acknowledges and agrees that KRG would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific provisions or otherwise are breached. Accordingly, the Company agrees that KRG shall be entitled to an injunction or injunctions, provided KRG is not then in default, to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof.

         13. REMEDIES CUMULATIVE. All rights and remedies of either party hereto are cumulative of each other and of every other right or remedy such party may otherwise have at law or in equity, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies.

         14. COUNTERPARTS; FACSIMILE SIGNATURES. This Agreement may be executed in counterparts, all of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement. This Agreement may be executed and delivered by facsimile transmission.

                                *   *   *   *   *

                            [SIGNATURE PAGE FOLLOWS]


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         IN WITNESS WHEREOF, this Agreement has been duly executed as of the date and year first written above.

                                    UTI CORPORATION

                                    By:      /s/ ANDREW D. FREED
                                    Name:    Andrew D. Freed
                                    Title:   President & Chief Executive Officer


                                    KRG CAPITAL FUND I, L.P.

                                    By: KRG Capital Partners, LLC
                                    Its: General Partner

                                    By:      /s/ BRUCE L. ROGERS
                                    Name:    Bruce L. Rogers
                                    Title:   Managing Director


                                    KRG CAPITAL FUND I (FF), L.P.

                                    By: KRG Capital Partners, LLC
                                    Its: General Partner

                                    By:      /s/ BRUCE L. ROGERS
                                    Name:    Bruce L. Rogers
                                    Title:   Managing Director


                                    KRG CAPITAL FUND I (PA), L.P.

                                    By: KRG Capital Partners, LLC
                                    Its: General Partner

                                    By:      /s/ BRUCE L. ROGERS
                                    Name:    Bruce L. Rogers
                                    Title:   Managing Director
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                                    KRG CAPITAL FUND I (GER)

                                    By: KRG Capital Partners, LLC
                                    Its: General Partner

                                    By:      /s/ BRUCE L. ROGERS
                                    Name:    Bruce L. Rogers
                                    Title:   Managing Director


                                    KRG CO-INVESTMENT, L.L.C.

                                    By: Rogers Management Company
                                    Its: Managing Member

                                    By:      /s/ BRUCE L. ROGERS
                                    Name:    Bruce L. Rogers
                                    Title:   President


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                                   SCHEDULE A

--------------------------------------------------------------------------------------------------------------------------
Name & Address                        Voting  Class A-1    Class A-2    Class A-3    Class A-4    Class A-5    Class AA
                                      Common  5%           5%           5%           5%           5%           Convertible
                                              Convertible  Convertible  Convertible  Convertible  Convertible  Preferred
                                              Preferred    Preferred    Preferred    Preferred    Preferred
--------------------------------------------------------------------------------------------------------------------------
KRG                                  149,184    293,141      419,961            0    1,431,686      324,954            0
c/o KRG Capital Fund I, L.P.
1515 Arapahoe Street, Suite 1500
Denver, CO 80202
Attn:  Bruce L. Rogers
--------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Name & Address                          Class B-1     Class B-2     TOTAL SHARES
                                        Convertible   Convertible
                                        Preferred     Preferred
                                        [NON-VOTING]  [NON-VOTING]
---------------------------------------------------------------------------------
KRG                                        51,541            0        2,670,467
c/o KRG Capital Fund I, L.P.
1515 Arapahoe Street, Suite 1500
Denver, CO 80202
Attn:  Bruce L. Rogers
---------------------------------------------------------------------------------